FIRST AMENDMENT TO
PURCHASE AND SALE AGREEMENT
THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Amendment”) is dated as of August ___, 2013 (the “Effective Date”), and is made and entered into by and among Behringer Harvard Florida MOB Member, LLC, a Delaware limited liability company (“BH Member”), BH-AW Florida MOB Venture, LLC, a Delaware limited liability company (“BH-AW JV”), AW SFMOB Investor, LLC, a Florida limited liability company (“AW Investor”), AW SFMOB Managing Member, LLC, a Florida limited liability company (“AW Manager”, and, together with AW Investor, “Purchaser”), and BW-AW Hialeah, LLC, a Delaware limited liability company, BW-AW Palmetto, LLC, a Delaware limited liability company, BW-AW North Shore, LLC, a Delaware limited liability company, BW-AW Victor Farris, LLC, a Delaware limited liability company, BW-AW FMC Central, LLC, a Delaware limited liability company, BW-AW FMC East, LLC, a Delaware limited liability company, BW-AW FMC North, LLC, a Delaware limited liability company, BW-AW FMC Medical Mall, LLC, a Delaware limited liability company, and BW-AW FMC Land, LLC, a Delaware limited liability company (each a “Seller” and collectively, “Sellers”).
RECITALS:
A.    BH Member, BH-AW JV, Sellers and Purchaser entered into that certain Purchase and Sale Agreement with an effective date of July 8, 2013 (the “Agreement”), pursuant to which each Seller agreed to sell and Purchaser agreed to purchase the property described in the Agreement.
B.    BH Member, BH-AW JV, Sellers and Purchaser desires to amend the Agreement upon the terms and conditions contained herein.
AGREEMENT:
NOW, THEREFORE, in consideration of the mutual promises and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Recitals Incorporated; Certain Defined Terms. The Recitals set forth above are hereby incorporated herein by this reference. Unless otherwise defined herein, capitalized terms herein shall have the same meaning as ascribed to them in the Agreement.
2.    Purchase Price.
(a)    The definition of “Material Damage” in Section 1.2 of the Agreement is hereby deleted in its entirety and replaced with the following:
“Material Damage” means damage to a Property of such nature that the cost of restoring the same to its condition prior to the casualty will exceed five percent (5%) of the Purchase Price allocated to such Property as provided in Exhibit G-1 (or Exhibit G-2 if Purchaser has delivered the ROFR Waivers and Ground Lessor Consents executed by each Ground

DLI-6451780v4

Lessor to Sellers and written notice to BH Member, BH-AW JV and Sellers that Purchaser will assume the Aviva Loans), as determined by an independent insurance adjuster mutually agreeable to the parties if the parties cannot otherwise agree upon the cost of restoration.
(b)    The definition of “Purchase Price” in Section 1.2 of the Agreement is hereby deleted in its entirety and replaced with the following:
“Purchase Price” means the sum of either (i) Sixty-Four Million Seven Hundred Sixty Thousand One Hundred Ninety-Nine and No/100 Dollars ($64,760,199.00) to be allocated among the respective Properties as set forth in Exhibit G-1 hereto if Purchaser does not assume the Aviva Loans, or (ii) Sixty-Three Million Fourteen Thousand One Hundred Ninety-Nine and No/100 Dollars ($63,014,199.00), which shall be paid in a combination of cash and assumption of the Aviva Loans as reflected on the Closing Statement if Purchaser elects by written notice to BH Member, BH-AW JV and Sellers to assume the Aviva Loans and which shall be allocated among the respective Properties as set forth in Exhibit G-2 hereto.
(c)    Section 1.3(c) of the Agreement is hereby deleted in its entirety and replaced with the following:
(c)    In the event that any Ground Lessor elects to exercise its Purchase Right with respect to any Property and Purchaser is unable to obtain all of the ROFR Waivers, then (i) the Property that any Ground Lessor elects to acquire shall be excluded from this Agreement, (ii) the Purchase Price shall be decreased by the portion of the Purchase Price allocated to such affected Property as provided in Exhibit G-1 or Exhibit G-2, as applicable, and (iii) Purchaser shall still acquire all of the remaining Properties pursuant to the terms of this Agreement which shall otherwise remain in full force and effect.
(d)    Section 2.3(d) of the Agreement is hereby deleted in its entirety and replaced with the following:
(d)    After taking into account any adjustments to the Purchase Price as set forth in Section 2.3(a) hereof, the application of the Earnest Money to the Purchase Price as set forth in Section 2.3(b) hereof, and the adjustments pertaining to expenses contemplated by Section 2.3(c) above, Purchaser shall pay the remainder of the cash portion of the Purchase Price at the Closing by wire transfer of immediately available funds to an escrow account maintained by Title Company for delivery to Sellers.
(e)    Section 2.7 of the Agreement is hereby deleted in its entirety and replaced with the following:
2.7    Allocation of Purchase Price. Each party to this Agreement agrees and covenants to treat the transactions contemplated by this Agreement for federal (and applicable state and local) income tax purposes as a sale of the assets of Sellers for the Purchase Price that shall be allocated among the Properties as set forth in Exhibit G-1 or Exhibit G-2, as applicable, and to file all tax returns, reports, and other forms in a manner consistent with

DLI-6451780v4    2

the provisions of this Agreement. No party will take any position on any tax return, report, or other form, including any amendment thereto, or reach any settlement or agreement in respect of any audit which, in any case, is inconsistent with such treatment, unless such party is advised by legal tax counsel or a certified public accountant that such inconsistency is mandated by applicable law. If any party reports (or does not report) any item or matter on such party’s income tax return (including an information return) in a manner inconsistent with the provisions of this Agreement, then such party shall notify the other parties of such treatment before filing such party’s income tax return. In the absence of receiving the advice of legal tax counsel or a certified public accountant that, in the applicable party’s reasonable judgment, an inconsistency is mandated by applicable law, each party shall be liable to the other parties for any expenses, including professionals’ fees, tax, interest, penalties, or litigation costs that may arise as a consequence of such inconsistent reporting, such as an audit by a taxing jurisdiction, as well as additional damages if such party does not notify the other parties of such inconsistent reporting. Each party agrees to promptly deliver to the other applicable party or parties any notice from any taxing or governmental authority relating to taxes for which such other party or parties are or may be liable under this Agreement. Each party will cooperate fully with the others to the extent reasonably requested or necessary in connection with the filing of all such returns and any audit, litigation or other proceeding.
(f)    Section 11.1 of the Agreement is hereby deleted in its entirety and replaced with the following:
11.1    Expenses. Each party shall pay its own legal, accounting and similar professional advisor and consultant fees and expenses incidental to the preparation of this Agreement, the implementation of the provisions of this Agreement, and the consummation of the transactions contemplated hereby. Except as set forth in the preceding sentence or as may be the express obligation of a party under other provisions of this Agreement, (a) Seller shall pay (i) the costs of the Title Commitments, (ii) the premium costs and fees of obtaining any Leasehold Owner’s Title Policy and Owner’s Title Policy, if any, for the Properties as may be required by Purchaser, (iii) all documentary stamp taxes, and (iv) any and all prepayment penalties, defeasance costs or assumption fees associated with the prepayment or assumption of the Aviva Loans and any attorneys’ fees and expenses related thereto if Purchaser does not assume the Aviva Loans, and (b) Purchaser shall otherwise pay any and all other fees, costs and expenses of whatsoever kind and however associated with the transactions contemplated by this Agreement and the Closing hereunder, including, without limitation, (i) the costs of the Surveys, (ii) the premium costs and fees of obtaining any lender’s title insurance policies, and endorsements to the Leasehold Owner’s Title Policy, Owner’s Title Policy or lender’s title insurance policies, if any, for the Properties as may be required by Purchaser or any lender of Purchaser, (iii) all fees and costs with respect to the sale, conveyance, transfer, assignment and/or financing and mortgaging of each of the Properties (including any documentary stamp taxes on the mortgage, intangible taxes or other similar taxes on the financing and mortgaging of each of the Properties), the assignment or transfer of any of the Business Agreements or the Ground Leases and Tenant Leases, and/or the recording or filing of any instruments or agreements delivered in accordance herewith not

DLI-6451780v4    3

specifically paid for by Seller in Section 11.1(a) above, (iv) any and all escrow and closing fees, charges and costs assessed by Title Company or any other escrow agent, (v) any and all costs associated with the transfer of any Permits and Warranties, and (vi) any and all prepayment penalties, defeasance costs or assumption fees associated with the prepayment or assumption of the Aviva Loans and any lender’s attorneys’ fees and expenses related thereto if Purchaser elects to assume the Aviva Loans.
(g)    Exhibit G of the Agreement is hereby deleted in its entirety and replaced with Exhibit G-1 and Exhibit G-2 that is attached to this Amendment.
3.    Assignment. In accordance with Section 11.3(a) of the Agreement, Purchaser has requested that BH Member consent to the assignment of Purchaser’s rights under the Agreement in the manner set forth in Schedule 11.3 attached hereto and made a part hereof. BH Member hereby consents to the assignment of Purchasers rights under the Agreement in the manner set forth in Schedule 11.3, provided, however, that (i) such assignment shall not affect Purchaser’s liabilities and obligations hereunder; (ii) Purchaser shall remain liable and responsible for the performance of its duties and obligations hereunder irrespective of any such assignment; and (iii) Purchaser must provide written notice and a copy of any such assignment to Sellers not less than fifteen (15) days prior to Closing that reflects an assumption of Purchaser’s obligations under the Agreement by the assignees set forth in Schedule 11.3.
4.    Assumption of Aviva Loans. If Purchaser, its Assignee or the to-be-formed special purpose entities that are wholly owned by Assignee elect by written notice to BH Member, BH-AW JV and Sellers to assume the Aviva Loans, then (a) all of the applicable Sellers’ obligations under the Aviva Loans shall constitute Assumed Liabilities, (b) the liens and encumbrances under the Aviva Loans shall be deemed to constitute Permitted Exceptions, and (c) Purchaser shall obtain a release of each of the applicable Sellers from such Sellers obligations under the Aviva Loans from and after the Closing Date as a condition to Sellers’ obligation to close under the Agreement.
5.    Entire Agreement and Ratification. The Agreement as amended by this Amendment embodies the complete agreement between the parties with respect to the subject matter hereof. As amended by this Amendment, all other terms, covenants and provisions of the Agreement are ratified and confirmed and shall remain in full force and effect as first written; provided, that to the extent this Amendment conflicts with the Agreement, the provisions of this Amendment shall control.
6.    Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which, together upon full execution, shall constitute one and the same instrument.
7.    Binding Effect. This Amendment is binding upon and inures to the benefit of the successor and permitted assigns of the parties.
8.    Governing Law. This Amendment and the transactions contemplated hereby shall be governed by and construed in accordance with the Laws of the State of Florida.

DLI-6451780v4    4

9.    Severability. Any provision of this Amendment that is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
10.    Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event that any ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise by virtue of the authorship of any of the provisions of this Amendment.

[SIGNATURE PAGES TO FOLLOW]

DLI-6451780v4    5

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Effective Date.

BH-AW FLORIDA MOB VENTURE, LLC
By: Behringer Harvard Florida MOB Member, LLC, its authorized member
By: Name: Title:
BEHRINGER HARVARD FLORIDA MOB MEMBER, LLC
By: Name: Title:
AW SFMOB INVESTOR, LLC
By: Brian K. Waxman Managing Member
By: Peter J. Applefield Managing Member
AW SFMOB MANAGING MEMBER, LLC
By: Brian K. Waxman Managing Member
By: Peter J. Applefield Managing Member
BW-AW HIALEAH, LLC
By: Name: Title:
BW-AW PALMETTO, LLC

DLI-6451780v4    6

By: Name: Title:
BW-AW NORTH SHORE, LLC
By: Name: Title:
BW-AW VICTOR FARRIS, LLC
By: Name: Title:
BW-AW FMC CENTRAL, LLC
By: Name: Title:
BW-AW FMC EAST, LLC
By: Name: Title:
BW-AW FMC NORTH, LLC
By: Name: Title:
BW-AW FMC MEDICAL MALL, LLC
By: Name: Title:
BW-AW FMC LAND, LLC
By: Name: Title:

DLI-6451780v4    7

Exhibit G-1
Allocation of Purchase Price

Sellers	Properties	Purchase Price Allocation
BW-AW Hialeah, LLC	Hialeah Medical Plaza Building located at 777 East 25th Street, Hialeah, FL	$6,177,095
BW-AW Palmetto, LLC	Palmetto Medical Center Building located at 7100 West 20th Avenue, Hialeah, FL	$17,359,719
BW-AW North Shore, LLC	North Shore Medical Arts Building located at 777 East 25th Street, Hialeah, FL	$3,343,833
BW-AW Victor Farris, LLC	Victor Farris Building located at 1411 North Flagler Drive, West Palm Beach, FL	$27,409,625
BW-AW FMC Central, LLC	FMC – Central Building located at 2951 NW 49th Avenue, Lauderdale Lakes, FL	$1,382,410
BW-AW FMC East, LLC	FMC – East Building located at 3001 NW 49th Avenue, Lauderdale Lakes, FL	$1,401,995
BW-AW FMC North, LLC	FMC – North Building located at 4900 West Oakland Park, Lauderdale Lakes, FL	$1,361,410
BW-AW FMC Medical Mall, LLC	FMC – Oakland Medical Mall Building located at 4850 West Oakland Park, Lauderdale Lakes, FL	$6,319,890
BW-AW FMC Land, LLC	FMC – Vacant Land located at 5000 W. Oakland Park Blvd., Lauderdale Lakes, Florida	$4,222

EXHIBIT G-1
DLI-6451780v4

Exhibit G-2
Allocation of Purchase Price

Sellers	Properties	Purchase Price Allocation
BW-AW Hialeah, LLC	Hialeah Medical Plaza Building located at 777 East 25th Street, Hialeah, FL	$6,177,095
BW-AW Palmetto, LLC	Palmetto Medical Center Building located at 7100 West 20th Avenue, Hialeah, FL	$16,780,719
BW-AW North Shore, LLC	North Shore Medical Arts Building located at 777 East 25th Street, Hialeah, FL	$3,343,833
BW-AW Victor Farris, LLC	Victor Farris Building located at 1411 North Flagler Drive, West Palm Beach, FL	$26,242,625
BW-AW FMC Central, LLC	FMC – Central Building located at 2951 NW 49th Avenue, Lauderdale Lakes, FL	$1,382,410
BW-AW FMC East, LLC	FMC – East Building located at 3001 NW 49th Avenue, Lauderdale Lakes, FL	$1,401,995
BW-AW FMC North, LLC	FMC – North Building located at 4900 West Oakland Park, Lauderdale Lakes, FL	$1,361,410
BW-AW FMC Medical Mall, LLC	FMC – Oakland Medical Mall Building located at 4850 West Oakland Park, Lauderdale Lakes, FL	$6,319,890
BW-AW FMC Land, LLC	FMC – Vacant Land located at 5000 W. Oakland Park Blvd., Lauderdale Lakes, Florida	$4,222

EXHIBIT G-2
DLI-6451780v4

Schedule 11.3

Authorized Assignment

	Assignee	Property
1	HTA-AW Palmetto, LLC, a Delaware limited liability company	Palmetto Medical Center Building located at 7100 West 20th Avenue, Hialeah, FL
2	HTA-AW North Shore, LLC, a Delaware limited liability company	North Shore Medical Arts Building located at 777 East 25th Street, Hialeah, FL
3	HTA-AW Victor Farris, LLC, a Delaware limited liability company	Victor Farris Building located at 1411 North Flagler Drive, West Palm Beach, FL
4	HTA-AW Florida Medical Center Central, LLC, a Delaware limited liability company	FMC – Central Building located at 2951 NW 49th Avenue, Lauderdale Lakes, FL
5	HTA-AW Florida Medical Center East, LLC, a Delaware limited liability company	FMC – East Building located at 3001 NW 49th Avenue, Lauderdale Lakes, FL
6	HTA-AW Florida Medical Center North, LLC, a Delaware limited liability company	FMC – North Building located at 4900 West Oakland Park, Lauderdale Lakes, FL
7	HTA-AW Florida Medical Center Land, LLC, a Delaware limited liability company	FMC – Vacant Land located at 5000 W. Oakland Park Blvd., Lauderdale Lakes, Florida
8	AW Hialeah, LLC, a Delaware limited liability company	Hialeah Medical Plaza Building located at 777 East 25th Street, Hialeah, FL
9	AW Florida Medical Center Mall, LLC, a Delaware limited liability company	FMC – Oakland Medical Mall Building located at 4850 West Oakland Park, Lauderdale Lakes, FL

The limited liability companies identified in 1 through 7 above, shall be wholly owned by HTA-AW Florida, LP, a Delaware limited partnership, which is a joint venture between Purchaser and Healthcare Trust of America Holdings, LP, a Delaware limited partnership.
The limited liability companies identified in 8 and 9 above, shall be wholly owned by Purchaser.

Schedule 11.3
DLI-6451780v4